                                                              Exhibit 4(i).20

                                  SAFEWAY INC.
                            EXTENSION AGREEMENT AND
                                SIXTH AMENDMENT
                TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                           DATED AS OF MARCH 31, 1994


   This EXTENSION AGREEMENT AND SIXTH AMENDMENT dated as of March 31, 1994 (this "Amendment") to the Second Amended and Restated Credit Agreement dated as of June 12, 1990, as amended by a First Amendment dated as of March 22, 1991, a Second Amendment dated as of June 7, 1991, a Third Amendment dated as of August 7, 1991, a Fourth Amendment and Consent to Documents dated as of November 8, 1991 and a Fifth Amendment to Second Amended and Restated Credit Agreement and Consent to Documents dated as of January 28, 1992 (as so amended, the "Credit Agreement"), is by and among Safeway Inc., a Delaware corporation ("Company"), the financial institutions named on the signature pages hereof ("Banks"), Bankers Trust Company ("Bankers"), as Lead Manager and Agent for Banks ("Agent"), the Managers named on the signature pages hereof ("Managers"), the Co-Managers named on the signature pages hereof ("Co-Managers"), the Guarantors named on the signature pages hereof ("Guarantors") and the Pledgors named on the signature pages hereof ("Pledgors"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

   WHEREAS, Company and Canadian Borrowers propose to reduce voluntarily the Working Capital Commitments by $150,000,000 and, in connection with such reduction, Company is requesting that the First Commitment Reduction Date, the Second Commitment Reduction Date and the Commitment Termination Date be extended for one year and that Requisite Banks agree to amend the Credit Agreement to amend various covenants and to eliminate various provisions which are obsolete;

   WHEREAS, subject to the terms and conditions contained herein, Banks, Managers, Co-Managers and Agent are willing to grant such extension and to agree to such amendments to the Credit Agreement;

   WHEREAS, Guarantors desire expressly to consent to this Amendment and to reaffirm the effectiveness of the First Tier Guaranty, the Second Tier Guaranty, the Guaranty and Assumption Agreement and the Contribution Agreement; and

   WHEREAS, Pledgors desire expressly to consent to this Amendment and to reaffirm the effectiveness of the Company Pledge Agreement, the Safeway Pledge Agreement, the Inventory Pledge Agreement, the First Tier Pledge Agreements and the Second Tier Pledge Agreements.


                                   AGREEMENT

   NOW, THEREFORE, in consideration of the terms and conditions herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1.  REQUEST TO EXTEND COMMITMENTS.

   Company hereby requests that the First Commitment Reduction Date, the Second Commitment Reduction Date and the Commitment Termination Date be extended for one year as contemplated by subsection 2.12 of the Credit Agreement. Each Bank electing to consent to such extension shall for the purposes of subsection 2.12 of the Credit Agreement be deemed to consent to such extension upon its execution and delivery to Agent of a consent to such extension in the form attached as Annex A to this Amendment.


               SECTION 2.  AMENDMENTS TO THE CREDIT AGREEMENT.

   A. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the defined terms "Senior Subordinated Notes" and "Subordinated Debentures" therefrom in their entirety and by amending and restating the definitions of First Tier Guaranty, First Tier Pledge Agreement, Second Tier Guaranty, Second Tier Pledge Agreement and Permitted Refinancing Applications in their entirety as follows:

   "'FIRST TIER GUARANTY' means, collectively, the Guaranty Agreement dated as of August 28, 1986, executed and delivered by the First Tier Subsidiaries (as defined in the Initial Credit Agreement) pursuant to the Initial Credit Agreement, a conformed copy of which is annexed hereto as EXHIBIT X, the Guaranty Agreement dated as of August 7, 1991, executed by Safeway Warehouse, Inc. having provisions substantially similar to those set forth in EXHIBIT X annexed hereto, and any other Guaranty Agreement substantially in the form of
  EXHIBIT X annexed hereto executed after the date hereof by any other direct Subsidiary of Company (which Subsidiary shall, in connection with the execution of such Guaranty Agreement, take such actions as are necessary to become a "Guarantor" party to the Contribution Agreement), in each case as such Guaranty Agreements may be amended, supplemented or otherwise modified from time to time."

   "'FIRST TIER PLEDGE AGREEMENTS' means, collectively, the Pledge Agreements dated as of November 24, 1986, conformed copies of which are annexed as
  EXHIBIT XVI hereto, executed and delivered by each First Tier Subsidiary (as defined in the Initial Credit Agreement), and any other Pledge Agreement substantially in the form of the Pledge Agreements annexed as EXHIBIT XVI hereto executed after the date hereof by any direct Subsidiary of Company which executes and delivers a First Tier Guaranty after the date hereof and which has any Subsidiaries, in each case as such First Tier Subsidiary Pledge Agreements may be amended, supplemented or otherwise modified from time to time, including pursuant to the form of Pledge Agreement Amendment annexed as
  EXHIBIT XXIII hereto."

   "'PERMITTED REFINANCING APPLICATIONS' means, for the purposes of subsection 6.1(xiv) with respect to the application of the proceeds of any Refinancing Indebtedness, the repayment, redemption or repurchase and cancellation of secured and unsubordinated Indebtedness of Company or its Subsidiaries (including, without limitation, the Obligations and Working Capital Obligations); provided that "Permitted Refinancing Applications" shall also include, in the case of any Refinancing Indebtedness that is unsecured and unsubordinated, the repayment, redemption or repurchase and cancellation of unsecured and unsubordinated Indebtedness of Company and its Subsidiaries and, in the case of any Refinancing Indebtedness that is Subordinated Indebtedness, the repayment, redemption or repurchase and cancellation of any other Indebtedness of Company and its Subsidiaries."

   "'SECOND TIER GUARANTY' means, collectively, the Guaranty Agreement dated as of August 28, 1986, executed and delivered by the Domestic Second Tier Subsidiaries (as defined in the Initial Credit Agreement) and Australian Second Tier Subsidiary (as defined in the Initial Credit Agreement), a conformed copy of which is annexed as EXHIBIT XI hereto, and any other Guaranty Agreement substantially in the form of EXHIBIT XI annexed hereto executed after the date hereof by any other indirect Subsidiary of Company (which Subsidiary shall, in connection with the execution of such Guaranty Agreement, take such actions as are necessary to become a "Guarantor" party to the Contribution Agreement), in each case as such Guaranty Agreements may be amended, supplemented or otherwise modified from time to time."

   "'SECOND TIER PLEDGE AGREEMENTS' means, collectively, the Pledge Agreements dated as of November 24, 1986, executed and delivered by the Second Tier Subsidiaries (as defined in the Initial Credit Agreement), a form of which is annexed as EXHIBIT XVII hereto, and any other Pledge Agreement substantially in the form of the Pledge Agreement annexed as EXHIBIT XVII hereto executed after the date hereof by any other indirect Subsidiary of Company which executes and delivers a Second Tier Guaranty after the date hereof and which has any Subsidiaries, in each case as such Pledge Agreements may hereafter be amended, supplemented or otherwise modified from time to time, including pursuant to the form of Pledge Agreement Amendment to the Second Tier Pledge Agreements annexed as EXHIBIt XXIII hereto."

   B. Subsection 1.1 of the Credit Agreement is hereby further amended by adding thereto the following defined terms in the appropriate alphabetical order:

   "'WORKING CAPITAL CONTRIBUTION AGREEMENT' has the meaning assigned to the term 'Contribution Agreement' in the Working Capital Credit Agreement."

   "'WORKING CAPITAL FIRST TIER GUARANTY' has the meaning assigned to the term 'First Tier Guaranty' in the Working Capital Credit Agreement."

   "'WORKING CAPITAL GUARANTOR' means any Subsidiary of Company party to (a) a Working Capital First Tier Guaranty or a Working Capital Second Tier Guaranty and (b) the Working Capital Contribution Agreement."

   "'WORKING CAPITAL SECOND TIER GUARANTY' has the meaning assigned to the term 'Second Tier Guaranty' in the Working Capital Credit Agreement."

   C. Subsection 2.7A of the Credit Agreement is hereby amended by deleting the final sentence thereof in its entirety.

   D. Subsection 5.1(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

   "(i)  [Intentionally Omitted];"

   E. Subsection 5.1(iv) of the Credit Agreement is hereby amended by deleting the phrase "subdivisions (i), (ii), and (iii) above" therefrom and substituting the phrase "subdivisions (ii) and (iii) above" therefor.

   F. Subsection 5.1(vi) of the Credit Agreement is hereby amended and restated in its entirety as follows:

   "(vi) promptly upon receipt thereof, a copy of each comment letter submitted by independent public accountants to Company's or Safeway Canada's board of directors in connection with any annual audit conducted by such accountants;"

   G. Subsection 5.1(vii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

   "(vii)   promptly upon their becoming available, copies of all reports filed by Company on SEC Forms 10-K, 10-Q and 8-K and copies of all registration statements (and all amendments thereto) on SEC Forms S-1, S-3 and S-4 filed under the Securities Act."

   H. Subsection 5.1(xiii) of the Credit Agreement is hereby amended and restated in its entirety as follows:


   I. Subsection 6.1(ii) of the Credit Agreement is hereby amended by amending and restating the proviso at the end thereof in its entirety as follows:

  "provided that all such refinancing Indebtedness shall be unsecured and shall be money market or similar Indebtedness having a maturity of less than one year and shall be permitted under the indentures for the Senior Subordinated Debt;"

   J. Subsection 6.1(iii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

   "(iii)   Company may remain liable with respect to the Indebtedness evidenced by the Senior Subordinated Debt;"

   K. Subsection 6.1(xii) of the Credit Agreement is hereby amended by amending and restating the proviso at the end thereof in its entirety as follows:

  "provided that (a) all such Indebtedness permitted under this clause (xii) must be permitted under the indentures pursuant to which the Senior Subordinated Debt was issued, (b) the principal amount of all such Indebtedness shall never cause the Total Utilization of Commitments to exceed the Commitments and (c) Company shall not at any time be liable with respect to more than $250,000,000 of commercial paper sold in the United States;"

   L. Subsection 6.3 of the Credit Agreement is hereby amended by deleting the word "and" at the end of subdivision (xiii) thereof and by deleting subdivision
(xiv) thereof and the final proviso thereof in their entirety and substituting the following subdivisions (xiv) and (xv) and proviso therefor:

   "(xiv)   Safeway Canada and Lucerne may purchase common stock of Company from Company to the extent such purchase is permitted pursuant to subsection 6.5(v); and

   (xv) In addition to the Investments permitted by clauses (i) - (xiv), Company and its Subsidiaries may make and own Investments with an aggregate fair market value of $100,000,000;

  provided that notwithstanding anything to the contrary in this Agreement, neither Company nor any of its Subsidiaries may make or own any Investments in any Margin Stock (other than Vons Stock permitted under subsection 6.3
  (xi), capital stock permitted under subsection 6.3(xii) or common stock of Company permitted under subsection 6.3(xiv))."

   M. Subsection 6.5 of the Credit Agreement is hereby amended and restated in its entirety as follows:

   "6.5  RESTRICTED JUNIOR PAYMENTS

   Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment except:

  (i) Company may make Restricted Junior Payments in respect of the Senior Subordinated Debt in accordance with the terms of, and only to the extent required by, the indenture pursuant to which such Indebtedness was issued which indenture has been previously approved by Agent and Requisite Banks excluding, however, any voluntary prepayments or voluntary redemptions that are not expressly permitted under clause (ii) below;

  (ii) So long as no Event of Default or Potential Event of Default shall have occurred and be continuing or shall be caused thereby, Company may redeem, repay or repurchase Senior Subordinated Debt (a) with the proceeds of Refinancing Indebtedness constituting Subordinated Indebtedness or (b) with other funds (including, without limitation, the proceeds of Loans); provided that the aggregate principal amount of all such redemptions, repayments or repurchases pursuant to this clause (b) shall not exceed $300,000,000 in any fiscal year or $500,000,000 during the term of this Agreement;

  (iii) Company may make Restricted Junior Payments to cancel or repurchase stock or stock options granted to any Management Investor pursuant to a Subscription Agreement in the event of death, disability, termination of employment or retirement of any such Management Investor;

  (iv) Company may make cash payments, in an aggregate amount not exceeding $1,000,000, to the holders of Warrants in lieu of issuing fractional shares of its common stock in connection with the exercise of Warrants by such holders; and

  (v) any Canadian Borrower may purchase common stock of Company from Company, in an aggregate number of shares not exceeding one percent (1%) of the number of shares of Company's common stock issued and outstanding as of January 1, 1994, for the purpose of granting and permitting the exercise of stock awards or options."

   N. Subsection 6.7(ii) of the Credit Agreement is hereby amended by inserting, immediately after the words "Company or any" and immediately preceding the term "wholly-owned" in the second and eighth lines thereof, the term "direct or indirect".

   O. Subsection 6.7(v) of the Credit Agreement is hereby amended by amending and restating the proviso at the end thereof in its entirety as follows:

  "provided that notwithstanding the foregoing, Company and its Subsidiaries
  (a) may transfer property or assets with an aggregate fair market value not in excess of $15,000,000 to Canadian Second Tier Subsidiary and (b) may otherwise transfer property or assets to Company or any direct or indirect wholly-owned Subsidiary of Company that is a Guarantor and a Working Capital Guarantor and, in the event such Subsidiary has any Subsidiaries, a party to a Pledge Agreement; provided however that Company shall not pursuant to this clause (b) transfer property or assets having an aggregate fair market value in excess of $500,000,000 to its Subsidiaries;"

   P. Subsection 6.7(vi) of the Credit Agreement is hereby amended by amending and restating the proviso at the end thereof in its entirety as follows:

  "provided that the aggregate amount of proceeds received from all such sales or dispositions from and after January 1, 1994, shall not exceed $275,000,000 in the aggregate;"

       SECTION 3.  AMENDMENTS TO EXHIBIT VIII TO THE CREDIT AGREEMENT.

   Exhibit VIII to the Credit Agreement (Form of Compliance Certificate) is hereby amended by deleting such Exhibit in its entirety from the Credit Agreement and by substituting in lieu thereof Exhibit VIII as annexed to this Amendment.

                SECTION  4.   REPRESENTATIONS AND WARRANTIES.

   In order to induce Banks to enter into this Amendment and to consent to the extension requested in Section 1, Company represents and warrants to each Bank that:

   A. No event would result from the execution of this Amendment and, after giving effect to this Amendment, no event has occurred or is continuing which constitutes an Event of Default or Potential Event of Default;

   B. After giving effect to this Amendment, the representations and warranties of Company contained in the Credit Agreement, as amended by this Amendment (the "Amended Credit Agreement") are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except that the representations and warranties need not be true and correct to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under the Credit Agreement;

   C. This Amendment, the Amended Credit Agreement, and the consummation of the transactions contemplated hereby or thereby do not and will not (i) violate any provisions of law applicable to Company or any of its Subsidiaries, the Certificate of Incorporation or Bylaws of Company or any of its Subsidiaries, or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, or (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, the indentures pursuant to which any outstanding Subordinated Indebtedness (including, without limitation, the Senior Subordinated Debt) has been issued (the "Indentures") or any term of any other material agreement or instrument to which Company or any of its Subsidiaries is a party or by which any of their properties or assets are bound;

   D. If the Commitments were fully utilized as of the date hereof, all Indebtedness of Company with respect to the Loans under the Amended Credit Agreement would be within the definition of "Senior Indebtedness" contained in the Indentures, the definition of "Senior Secured Obligations" contained in the Company Pledge Agreement, the Inventory Pledge Agreement and the Safeway Pledge Agreement, the definition of "Secured Obligations" contained in the First Tier Pledge Agreements and the Second Tier Pledge Agreements and the definition of "Guarantied Obligations" contained in the First Tier Guaranty, the Second Tier Guaranty, the Guaranty and the Assumption Agreement and the Contribution Agreement;

   E. Each Loan Party has performed in all material respects all agreements and satisfied all conditions which the Credit Agreement and this Amendment provide shall be performed by it on or before the date hereof;

   F. The Guarantors mean and include Company and all of the First Tier Subsidiaries, the Second Tier Subsidiaries (including ICC Subsidiary but excluding the Canadian Second Tier Subsidiary) and the Domestic Third Tier Subsidiaries presently owned either directly or indirectly by Company;

   G. The Pledgors mean and include Company and all of the First Tier Subsidiaries and all of the Second Tier Subsidiaries (including ICC Subsidiary but excluding the Canadian Second Tier Subsidiary);

   H. The execution, delivery and performance by Company of this Amendment are within the corporate power of Company and have been duly authorized by all necessary corporate action on the part of Company, and this Amendment and the Amended Credit Agreement constitute the valid and binding obligations of Company enforceable against Company in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally; and

  I. Each Loan Guaranty and the Contribution Agreement shall continue in full force and effect and remain the valid and binding obligations of the Guarantors party thereto enforceable against the Guarantors party thereto in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally. The Pledge Agreements shall continue in full force and effect and remain the valid and binding obligations of the Pledgors party thereto, enforceable against the Pledgors party thereto in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally.


                   SECTION 5.  CONDITIONS TO EFFECTIVENESS.

   This Amendment shall become effective on the first date Agent, on behalf of Banks, shall have received all of the following, in form and substance satisfactory to Agent (the "Sixth Amendment Effective Date"):

   A. Resolutions of the Board of Directors of Company authorizing and approving the execution, delivery and performance of this Amendment and resolutions of the Board of Directors of each Guarantor and each Pledgor authorizing and approving the execution and delivery of this Amendment, in each case certified by the corporate secretary or an assistant secretary of Company, each Guarantor and each Pledgor, as the case may be, as of the Sixth Amendment Effective Date;

   B. A certificate of the corporate secretary or an assistant secretary of Company, each Guarantor and each Pledgor which shall certify, as of the Sixth Amendment Effective Date, the names and offices of the officers of Company, each Guarantor and each Pledgor authorized to sign this Amendment;

   C. A counterpart hereof executed by a duly authorized officer of Company, Requisite Banks, Agent, each Guarantor and each Pledgor, or in the case of any Bank, telecopy or telephone confirmation from such Bank of its execution hereof;

   D. An executed original irrevocable written notice of Company and Canadian Borrowers to Agent and Canadian Agents specifying, in accordance with the provisions of subsection 2.4E of the Working Capital Credit Agreement, that the Working Capital Commitments shall be permanently reduced by $150,000,000 on the date specified in such notice, which date shall be on or before the Sixth Amendment Effective Date; and

   E. Copies of an amendment to the Working Capital Credit Agreement executed by Requisite Banks (as defined therein) approving, among other things, the transactions contemplated by this Amendment.


          SECTION 6.  THE GUARANTIES AND THE CONTRIBUTION AGREEMENT.

   In order to induce Banks to enter into this Amendment, each Guarantor represents and warrants to each Bank that the execution, delivery and performance by such Guarantor of this Amendment are within the corporate power of such Guarantor and have been duly authorized by all necessary corporate action on the part of such Guarantor and that this Amendment constitutes the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally.

   Each Guarantor agrees to and acknowledges the terms and provisions of this Amendment and confirms that each Loan Guaranty to which it is a party will, from and after the Sixth Amendment Effective Date, continue to guaranty to the fullest extent possible the payment and performance of the Guarantied Obligations (as that term is defined in each Loan Guaranty) and furthermore, that from and after the Sixth Amendment Effective Date, each such Loan Guaranty will also guaranty, to the fullest extent possible, the performance of all obligations (including, without limitation, due and punctual payment of all amounts) under, referred to in, or contemplated by this Amendment by Company and the Guarantied Obligations (as defined in each Loan Guaranty) shall include all such obligations of Company. Each Guarantor agrees and acknowledges that the Contribution Agreement will continue to establish the rights and obligations of contribution among Guarantors with respect to the payment and performance of all Guarantied Obligations (as that term is defined in the Contribution Agreement), including, without limitation, the payment and performance of all Obligations of Company now or hereafter existing under or in respect of the Amended Credit Agreement. Without limiting the generality of the foregoing, each Guarantor hereby acknowledges and confirms the understanding and intent of such Guarantor that, upon the effectiveness of this Amendment, as a result of this Amendment, the definition of "Obligations" contained in the Credit Agreement includes the obligations of Company set forth in the Amended Credit Agreement and that the obligations of Company guarantied under any Loan Guaranty shall include the obligations of Company under the Amended Credit Agreement.

   Each Guarantor agrees and acknowledges that each Loan Guaranty to which it is a party and the Contribution Agreement shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or affected by the execution of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in this Amendment and the Loan Guaranty to which it is a party are true, correct and complete as of the date hereof to the same extent as though made on such date except that the representations and warranties need not be true and correct to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under such agreements.


                      SECTION 7.  THE PLEDGE AGREEMENTS.

   In order to induce Banks to enter into this Amendment, each Pledgor represents and warrants to each Bank that the execution, delivery and performance by each Pledgor of this Amendment are within the corporate power of such Pledgor and have been duly authorized by all necessary corporate action on the part of such Pledgor and that this Amendment constitutes the valid and binding obligation of such Pledgor, enforceable against such Pledgor in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally.

   Each Pledgor agrees to and acknowledges the terms and provisions of this Amendment and confirms that the Pledge Agreement(s) to which it is a party and the Pledged Collateral (as that term is defined in each such Pledge Agreement) will continue to secure to the fullest extent possible the payment and performance of all Senior Secured Obligations (as that term is defined in the Company Pledge Agreement, the Safeway Pledge Agreement and the Inventory Pledge Agreement) and all Secured Obligations (as that term is defined in each First Tier Pledge Agreement and each Second Tier Pledge Agreement), including, without limitation, the payment and performance of all Obligations of Company now or hereafter existing under or in respect of the Amended Credit Agreement. Without limiting the generality of the foregoing, each Pledgor hereby acknowledges and confirms the understanding and intent of such Pledgor that, upon the effectiveness of this Amendment, as a result of this Amendment, the definition of "Obligations" contained in the Credit Agreement includes the obligations of Company set forth in the Amended Credit Agreement.

   Each Pledgor agrees and acknowledges that the Pledge Agreements to which it is a party shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or affected by the execution of this Amendment. Each Pledgor represents and warrants that all representations and warranties contained in this Amendment and the Pledge Agreement to which it is a party are true, correct and complete as of the date hereof to the same extent as though made on such date except that the representations and warranties need not be true and correct to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under such agreements.


                          SECTION 8.  COUNTERPARTS.

   This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.


                       SECTION 9.  EFFECT OF AMENDMENT.

   It is hereby agreed that, except as specifically provided herein, this Amendment does not in any way affect or impair the terms and conditions of the Credit Agreement, and all terms and conditions of the Credit Agreement are to remain in full force and effect unless otherwise specifically amended, waived or changed pursuant to the terms and conditions of this Amendment.


                        SECTION 10.   APPLICABLE LAW.

   THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND ALL OTHER ASPECTS HEREOF SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.


                  [Remainder of Page Intentionally Left Blank]

   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written, by their respective officers thereunto duly authorized.


                                       SAFEWAY INC.


                                       By ___________________________________
                                       Name:
                                       Title:


                                       BANKERS TRUST COMPANY,
                                         individually and as Agent


                                       By ___________________________________
                                       Name:
                                       Title:


                                       CITIBANK, N.A.,
                                         individually and as Manager


                                       By ___________________________________
                                       Name:
                                       Title:


                                       THE CHASE MANHATTAN BANK, N.A.
                                         individually and as Manager


                                       By ___________________________________
                                       Name:
                                       Title:



                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION,
                                         individually and as Manager


                                       By ___________________________________
                                       Name:
                                       Title:

                                       THE BANK OF NOVA SCOTIA,
                                         individually and as Manager


                                       By ___________________________________
                                       Name:
                                       Title:


                                       BANK OF MONTREAL,
                                         individually and as Manager


                                       By ___________________________________
                                       Name:
                                       Title:


                                       UNITED STATES NATIONAL BANK OF OREGON


                                       By ___________________________________
                                       Name:
                                       Title:


                                       CIBC INC.


                                       By ___________________________________
                                       Name:
                                       Title:


                                       THE BANK OF NEW YORK


                                       By ___________________________________
                                       Name:
                                       Title:


                                       CONTINENTAL BANK, N.A.


                                       By ___________________________________
                                       Name:
                                       Title:

                                       NATIONSBANK OF TEXAS, N.A.


                                       By ___________________________________
                                       Name:
                                       Title:


                                       THE LONG-TERM CREDIT BANK OF JAPAN,
                                       LIMITED


                                       By ___________________________________
                                       Name:
                                       Title:


                                       THE FIRST NATIONAL BANK OF CHICAGO


                                       By ___________________________________
                                       Name:
                                       Title:


                                       THE FUJI BANK, LIMITED


                                       By ___________________________________
                                       Name:
                                       Title:


                                       UNION BANK


                                       By ___________________________________
                                       Name:
                                       Title:


                                       ROYAL BANK OF CANADA


                                       By ___________________________________
                                       Name:
                                       Title:

                                       WESTPAC BANKING CORPORATION


                                       By ___________________________________
                                       Name:
                                       Title:


                                       SOCIETE GENERALE


                                       By ___________________________________
                                       Name:
                                       Title:


                                       CHEMICAL BANK


                                       By ___________________________________
                                       Name:
                                       Title:


                                       ARAB BANK, PLC


                                       By ___________________________________
                                       Name:
                                       Title:


                                       THE TOKAI BANK LTD., LOS ANGELES
                                       AGENCY


                                       By ___________________________________
                                       Name:
                                       Title:


                                       THE DAI-ICHI KANGYO BANK, LIMITED
                                       (SAN FRANCISCO AGENCY)


                                       By ___________________________________
                                       Name:
                                       Title:

                                       ROYAL BANK OF SCOTLAND


                                       By ___________________________________
                                       Name:
                                       Title:


                                       CREDIT LYONNAIS SAN FRANCISCO BRANCH


                                       By ___________________________________
                                       Name:
                                       Title:


                                       THE YASUDA TRUST & BANKING CO., LTD.
                                       (Los Angeles Agency)


                                       By ___________________________________
                                       Name:
                                       Title:


                                       BARCLAYS BANK PLC


                                       By ___________________________________
                                       Name:
                                       Title:


                                       BANK OF HAWAII


                                       By ___________________________________
                                       Name:
                                       Title:


                                       CREDIT SUISSE


                                       By ___________________________________
                                       Name:
                                       Title:

                                       THE NIPPON CREDIT BANK, LTD.,
                                       (Los Angeles Agency)


                                       By ___________________________________
                                       Name:
                                       Title:


                                       BANQUE NATIONALE DE PARIS


                                       By ___________________________________
                                       Name:
                                       Title:


                                       BANCA DI ROMA


                                       By _________________________________
                                       Name:
                                       Title:


                                       ABN AMRO BANK, N.V.


                                       By _________________________________
                                       Name:
                                       Title:


                                       WESTDEUTSCHE LANDESBANK GIROZENTRALE
                                       NEW YORK BRANCH


                                       By _________________________________
                                       Name:
                                       Title:


                                       FIRST NATIONAL BANK OF MARYLAND



                                       By________________________________
                                       Name:
                                       Title:

                                       GIROZENTRALE VIENNA



                                       By________________________________
                                       Name:
                                       Title:


                                       BANK HAPOALIM



                                       By________________________________
                                       Name:
                                       Title:


                                       BANQUE INDOSUEZ



                                       By________________________________
                                       Name:
                                       Title:


                                       BANK OF IRELAND - GRAND CAYMAN BRANCH



                                       By________________________________
                                       Name:
                                       Title:


                                       THE MITSUBISHI TRUST AND BANKING
                                       CORPORATION, LOS ANGELES AGENCY



                                       By________________________________
                                       Name:
                                       Title:


                                       THE MITSUI TRUST & BANKING CO., LTD.,
                                       LOS ANGELES AGENCY


                                       By________________________________
                                       Name:
                                       Title:

                                       FIRST SECURITY BANK OF IDAHO, N.A.


                                       By________________________________
                                       Name:
                                       Title:


                                       THE FIRST NATIONAL BANK OF BOSTON


                                       By________________________________
                                       Name:
                                       Title:


                                       PNC BANK, NATIONAL ASSOCIATION



                                       By________________________________
                                       Name:
                                       Title:


                                       STANDARD CHARTER BANK



                                       By________________________________
                                       Name:
                                       Title:

                                       GUARANTORS AND PLEDGORS:

                                       SAFEWAY INC.


                                       By _______________________________
                                       Name:
                                       Title:

                                       SAFEWAY AUSTRALIA HOLDINGS, INC.
                                       SAFEWAY CANADA HOLDINGS, INC.
                                       SAFEWAY U.S. HOLDINGS, INC.
                                       SAFEWAY WAREHOUSE, INC.


                                       By ___________________________________
                                          As an authorized officer of each of
                                          the foregoing First Tier Subsidiaries


                                       SAFEWAY SOUTHERN CALIFORNIA, INC.
                                       SAFEWAY DENVER, INC.
                                       SAFEWAY RICHMOND, INC.
                                       SAFEWAY DALLAS, INC. (formerly named
                                       "SAFEWAY WASHINGTON, D.C., INC.")
                                       SAFEWAY SUPPLY, INC.
                                       SAFEWAY CORPORATE, INC.
                                       SAFEWAY TRUCKING, INC.


                                       By __________________________________
                                          As an authorized officer of each of
                                          the foregoing Domestic Second Tier
                                          Subsidiaries

SAFEWAY STORES 18, INC.                          SAFEWAY STORES 72, INC.
SAFEWAY STORES 26, INC.                          SAFEWAY STORES 73, INC.
SAFEWAY STORES 28, INC.                          SAFEWAY STORES 74, INC.
SAFEWAY STORES 31, INC.                          SAFEWAY STORES 75, INC.
SAFEWAY STORES 42, INC.                          SAFEWAY STORES 76, INC.
SAFEWAY STORES 43, INC.                          SAFEWAY STORES 77, INC.
SAFEWAY STORES 44, INC.                          SAFEWAY STORES 78, INC.
SAFEWAY STORES 45, INC.                          SAFEWAY STORES 79, INC.
SAFEWAY STORES 46, INC.                          SAFEWAY STORES 80, INC.
SAFEWAY STORES 47, INC.                          SAFEWAY STORES 81, INC.
SAFEWAY STORES 48, INC.                          SAFEWAY STORES 82, INC.
SAFEWAY STORES 49, INC.                          SAFEWAY STORES 85, INC.
SAFEWAY STORES 50, INC.                          SAFEWAY STORES 86, INC.
SAFEWAY STORES 58, INC.                          SAFEWAY STORES 87, INC.
SAFEWAY STORES 59, INC.                          SAFEWAY STORES 88, INC.
SAFEWAY STORES 64, INC.                          SAFEWAY STORES 89, INC.
SAFEWAY STORES 67, INC.                          SAFEWAY STORES 90, INC.
SAFEWAY STORES 68, INC.                          SAFEWAY STORES 91, INC.
SAFEWAY STORES 69, INC.                          SAFEWAY STORES 92, INC.
SAFEWAY STORES 70, INC.                          SAFEWAY STORES 96, INC.
SAFEWAY STORES 71, INC.                          SAFEWAY STORES 97, INC.
                                                 SAFEWAY STORES 98, INC.



                                           By __________________________________
                                              As an authorized officer of each
                                              of the foregoing Domestic Third
                                              Tier Subsidiaries

                                  EXHIBIT VIII

                        [FORM OF COMPLIANCE CERTIFICATE]



THE UNDERSIGNED HEREBY CERTIFY THAT:


     (1) We are the duly elected [Title] and [Title] of Safeway Inc., a Delaware corporation ("Company"):

     (2) We have reviewed the terms of the Second Amended and Restated Credit Agreement dated as of June 12, 1990 among Company, the Banks party thereto, the Managers party thereto, the Co-Managers party thereto and Bankers Trust Company, as Lead Manager and Agent, as amended to the date hereof (as amended, modified or otherwise supplemented from time to time, the "Credit Agreement"), and we have made, or have caused to be made, under our supervision, a review in reasonable detail of the transactions and condition of Company and its Subsidiaries during the accounting period covered by the attached financial statements; and

     (3) The examination described in paragraph (2) did not disclose and we have no knowledge of the existence of any condition or event which constitutes an Event of Default or Potential Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below.

     Set forth below (or in a separate attachment to this Certificate) are the exceptions, if any, to paragraph (3) listed, so as to detail the nature of the condition or event, the period during which it has existed and the action Company has taken, is taking, or proposes to take with respect to each such condition or event:

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________



                                   VIII-11

     The foregoing certifications, together with the computations set forth in Attachment No. 1 hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this day of _______, 19__ pursuant to subsection 5.1(iv) of the Credit Agreement. Capitalized terms used herein shall have the meanings set forth in the Credit Agreement.

                                                  SAFEWAY INC.


                                                  By ___________________________
                                                     Name:______________________
                                                     Title:_____________________


                                                  By ___________________________
                                                     Name:______________________
                                                     Title:_____________________




                                   VIII-12

                                ATTACHMENT NO. 1
                           TO COMPLIANCE CERTIFICATE

     (The Certificate attached hereto is as of _____ and pertains to the period from ______ to _____.)

     Capitalized terms used herein shall have the meanings set forth in the Second Amended and Restated Credit Agreement dated as of June 12, 1990 among Safeway Inc., the Banks party thereto, the Managers party thereto, the Co-Managers party thereto and Bankers Trust Company, as Lead Manager and Agent, as amended to the date hereof (as amended, modified or otherwise supplemented from time to time, the "Credit Agreement"). Subsection references herein relate to the subsections of the Credit Agreement.

A.         USE OF PROCEEDS

           1.     Amount of proceeds of outstanding Loans
                  used to finance acquisitions permitted
                  under subsection 6.3(xiii) or 6.7(viii)   . . . . . . . . . . . . . . . . . . . . . $___________

           2.     Maximum amount of proceeds of
                  outstanding Loans permitted under
                  subsection 2.7A to be used to finance
                  acquisitions permitted under subsection
                  6.3(xiii) or 6.7(viii)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $250,000,000

B.         INDEBTEDNESS

           1.     Indebtedness secured by real or
                  personal property which refinances
                  unsecured Existing Indebtedness   . . . . . . . . . . . . . . . . . . . . . . . . . $___________

           2.     Maximum amount permitted under
                  subsection 6.1(vi)(a)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 60,000,000

           3.     Indebtedness secured by real or
                  personal property which refinances
                  secured Existing Indebtedness as of
                  August 22, 1986   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________

           4.     Secured Replacement Indebtedness
                  (Item B1+Item B3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________

           5.     Maximum amount of Secured
                  Replacement Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $600,500,000

           6.     Secured Replacement Indebtedness
                  secured solely by Liens on personal
                  property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________


                                    VIII-13

           7.     Maximum Secured Replacement
                  Indebtedness secured solely by
                  Liens on personal property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . $190,000,000

           8.     Indebtedness of Foreign Entities
                  described in subsection 6.1(vii)
                  in Dollar Equivalents   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________

           9.     Maximum Indebtedness permitted
                  under subsection 6.1(vii)
                  in Dollar Equivalents   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 50,000,000

           10.    Additional Indebtedness incurred in
                  fiscal year to finance Consolidated
                  Capital Expenditures as permitted
                  under subsection 6.1(viii)(b)   . . . . . . . . . . . . . . . . . . . . . . . . . . $___________

           11.    Maximum additional Indebtedness
                  permitted in fiscal year to finance
                  Consolidated Capital Expenditures
                  under subsection 6.1(viii)(b)   . . . . . . . . . . . . . . . . . . . . . . . . . . $ 80,000,000

           12.    Aggregate principal amount of
                  additional Indebtedness for
                  Consolidated Capital Expenditures
                  incurred under subsection 6.1(viii)(b)  . . . . . . . . . . . . . . . . . . . . . . $___________

           13.    Maximum aggregate principal amount
                  of additional Indebtedness for
                  Consolidated Capital Expenditures
                  permitted under 6.1(viii)(b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . $400,000,000

           14.    Indebtedness described in
                  subsection 6.1(xii)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________

           15.    Aggregate principal amount of
                  all outstanding Loans   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________

           16.    Maximum Indebtedness permitted
                  under subsection 6.1(xii)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________

           17.    Principal amount of all
                  outstanding commercial paper sold
                  in the United States  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________

           18.    Maximum amount of outstanding
                  commercial paper sold in the
                  United States permitted as
                  Indebtedness under subsection
                  6.1(xii)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $250,000,000

           19.    Other Indebtedness permitted by
                  subsection 6.1(xiii)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________


                                  VIII-14

           20.    Maximum Indebtedness permitted by
                  subsection 6.1(xiii)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 50,000,000

           21.    Refinancing Indebtedness permitted by
                  subsection 6.1(xiv)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________

           22.    Maximum Refinancing Indebtedness
                  permitted by subsection 6.1(xiv)  . . . . . . . . . . . . . . . . . . . . . . .  $1,000,000,000

           23.    Refinancing Indebtedness denominated in
                  Canadian Dollars permitted by subsection
                  6.1(xiv)(in Dollar Equivalents as of the
                  date of incurrence)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________

           24.    Maximum Refinancing Indebtedness in
                  Dollar Equivalents permitted to be
                  issued in Canadian Dollars or by Canadian
                  Borrowers under subsection 6.1(xiv)   . . . . . . . . . . . . . . . . . . . . . . . $100,000,000

           25.    Refinancing Indebtedness not constituting
                  Subordinated Indebtedness   . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________

           26.    Maximum Refinancing Indebtedness not
                  constituting Subordinated Indebtedness
                  permitted under subsection 6.1(xiv)   . . . . . . . . . . . . . . . . . . . . . . . $500,000,000

C.         LIENS

           1.     Aggregate fair market value of
                  property or assets subject to Liens
                  permitted by subsection 6.2(xvi)  . . . . . . . . . . . . . . . . . . . . . . . . . $___________

           2.     Maximum permitted under subsection
                  6.2(xvi)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 50,000,000

D.         INVESTMENTS

           1.     Aggregate Investments in promissory
                  notes issued by Management
                  Investors in connection with
                  Subscription Agreements permitted
                  under subsection 6.3(ii)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________

           2.     Maximum permitted under
                  subsection 6.3(ii)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 10,000,000

           3. Aggregate amount of Investments (including assumed Contingent Obligations described i subsection 6.4(xiii) in Joint Ventures ope in the United States and engaged primarily the construction and operation of Safeway stores and shopping centers, and warehouse and distribution centers related to
                  Safeway retail grocery operations permitted


                                    VIII-15

                  by subsection 6.3(vii)(a)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________

           4.     Maximum amount of Investments described
                  in the preceding Item D3 permitted under
                  subsection 6.3(vii)(a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $100,000,000

           5.     Aggregate amount of additional Investments
                  in Joint Ventures operating in the United
                  States or Canada permitted under
                  subsection 6.3(vii)(b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________

           6.     Maximum amount of Investments described in
                  the preceding Item D5 permitted under
                  subsection 6.3(vii)(b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 75,000,000

           7.     Aggregate fair value of Investments
                  in connection with Asset Sales
                  permitted by subsection 6.3(viii)   . . . . . . . . . . . . . . . . . . . . . . . . $___________

           8.     Maximum permitted under
                  subsection 6.3(viii)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 20,000,000

           9.     Aggregate fair market value of
                  other Investments permitted under
                  subsection 6.3(xv)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________

           10.    Maximum permitted under
                  subsection 6.3(xv)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $100,000,000

E.         CONTINGENT OBLIGATIONS

           1.     Aggregate contingent reimbursement
                  obligations under Commercial Letters
                  of Credit, Standby Letters of Credit and
                  Letters of Credit permitted under
                  subsection 6.4(v)(a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________

           2.     Maximum permitted under
                  subsection 6.4(v)(a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $650,000,000

           3.     Guaranties of obligations of
                  suppliers, customers, franchisees
                  and licensees permitted under
                  subsection 6.4(viii)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________

           4.     Maximum permitted under subsection
                  6.4(viii)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 50,000,000

           5.     Other Contingent Obligations
                  permitted under subsection 6.4(xv)  . . . . . . . . . . . . . . . . . . . . . . . . $___________

           6.     Maximum permitted under
                  subsection 6.4(xv)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $  5,000,000


                                    VIII-16

F.         FIXED CHARGE COVERAGE RATIO
           FOR THE PRECEDING FISCAL QUARTER ENDING
           __________, 19__

           1.     Consolidated cash flow from operations
                  without regard to changes in working
                  capital items   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________

           2.     Consolidated Cash Interest
                  Expense   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________

           3.     Current portion of consolidated income tax
                  expense   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________

           4.     Consolidated Rental Payments (excluding
                  Capital Lease payments)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________

           5.     Consolidated Cash Flow Available for
                  Fixed Charges (Item F1+Item F2+
                  Item F3+Item F4)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________

           6.     Consolidated Fixed Charges
                  (Item F2+Item F3+Item F4)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________

           7.     Fixed Charge Coverage Ratio
                  (Item F5:Item F6)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ___:1.00

           8.     Minimum Fixed Charge Coverage
                  Ratio permitted under
                  subsection 6.6A   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ___:____

G.         FIXED CHARGE COVERAGE RATIO
           FOR THE PRECEDING 12-MONTH PERIOD ENDING
           __________, 19__

           1.     Consolidated cash flow from operations
                  without regard to changes in working
                  capital items   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________

           2.     Consolidated Cash Interest
                  Expense   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________

           3.     Current portion of consolidated income tax
                  expense   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________

           4.     Consolidated Rental Payments (excluding
                  Capital Lease payments)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________

           5.     Consolidated Cash Flow Available for
                  Fixed Charges (Item G1+Item G2+
                  Item G3+Item G4)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________

           6.     Consolidated Fixed Charges
                  (Item G2+Item G3+Item G4)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________


                                    VIII-17

           7.     Fixed Charge Coverage Ratio
                  (Item G5:Item G7)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ___:1.00

           8.     Minimum Fixed Charge Coverage
                  Ratio permitted under
                  subsection 6.6A   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ___:____

H.         MAXIMUM LEVERAGE RATIO FOR THE PRECEDING
           FISCAL QUARTER ENDING ____________, 19__

           1.     Consolidated Total Debt   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________

           2.     Consolidated Capitalization   . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________

           3.     Leverage Ratio (Item H1:Item H2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . ___:1.00

           4.     Maximum Leverage Ratio permitted
                  under subsection 6.6C   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ___:1.00

I.         FUNDAMENTAL CHANGES

           1.     Aggregate fair market value of assets
                  transfered to Canadian Second Tier
                  Subsidiary pursuant to proviso of
                  subsection 6.7(v)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________

           2.     Maximum amount of assets that may
                  be transferred to Canadian Second Tier
                  Subsidiary pursuant to proviso of
                  subsection 6.7(v)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 15,000,000

           3.     Aggregate fair market value of assets
                  transfered to Guarantors pursuant to
                  clause (b) of proviso of subsection 6.7 . . . . . . . . . . . . . . . . . . . . . . $___________

           4.     Maximum amount of assets that may
                  be transferred to Guarantors
                  pursuant to clause (b) of proviso of
                  subsection 6.7(v)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $500,000,000

           5.     Proceeds from sales of grocery
                  stores or facilities for fiscal
                  year-to-date permitted under
                  subsection 6.7(vi)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________

           6.     Maximum amount permitted under
                  subsection 6.7(vi) for fiscal year  . . . . . . . . . . . . . . . . . . . . . . . . $100,000,000

           7.     Aggregate amount of proceeds from sales
                  of grocery stores or facilities to date
                  permitted under subsection 6.7(vi)  . . . . . . . . . . . . . . . . . . . . . . .  $___________

           8.     Maximum aggregate amount permitted
                  under subsection 6.7(vi)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $275,000,000

                                    VIII-18

           9.     Aggregate consideration (including
                  assumed Indebtedness and Contingent
                  Obligations) paid for all acquisitions
                  permitted under subsections 6.7(viii)
                  and 6.3(xii)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________

           10.    Maximum aggregate consideration
                  for acquisitions permitted under
                  subsections 6.7(viii) and 6.3(xii)  . . . . . . . . . . . . . . . . . . . . . . . . $250,000,000

           11.    Aggregate consideration paid for
                  acquisitions in fiscal year
                  permitted under subsection 6.7(ix)  . . . . . . . . . . . . . . . . . . . . . . .  $____________

           12.    Maximum aggregate consideration
                  for acquisitions in fiscal year
                  permitted under subsection 6.7(ix)  . . . . . . . . . . . . . . . . . . . . . . . . $ 50,000,000

J.         LEASES

           1.     Consolidated Rental Payments
                  under subsection 6.9 for fiscal
                  year-to-date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________

           2.     Maximum amount permitted under
                  subsection 6.9 for fiscal year  . . . . . . . . . . . . . . . . . . . . . . . . . . $___________

K.         SALE OR DISCOUNT OF RECEIVABLES

           1.     Aggregate face amount of notes
                  relating to real property owned
                  and sold prior to August 29, 1986,
                  prepaid at less than face value
                  pursuant to subsection 6.11   . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________

           2.     Maximum aggregate face amount of
                  notes relating to real property
                  owned and sold prior to August 29,
                  1986 to be prepaid at less than
                  face value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 20,000,000

L.         CAPITAL EXPENDITURES

           1.     Consolidated Capital Expenditures
                  for fiscal year-to-date   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $___________

                  A.      aggregate amount of expenditures
                          for property, plant or equipment  . . . . . . . . . . . . . . . . . . . . . $___________

                  B.      aggregate amount of Investments
                          in Joint Ventures engaged primarily
                          in construction and development of
                          facilities relating to Safeway
                          retail grocery operations . . . . . . . . . . . . . . . . . . . . . . . . $_____________


                                    VIII-19

                  C.      Total (Item L1A+Item L1B) . . . . . . . . . . . . . . . . . . . . . . . . . $_____________

           2.     Consolidated Capital Expenditures
                  for immediately preceding fiscal
                  year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $_____________

           3.     Maximum Amount of Consolidated
                  Capital Expenditures permitted
                  in any two consecutive fiscal
                  years   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $1,300,000,000

           4.     Maximum Amount of Consolidated
                  Capital Expenditures permitted
                  under subsection 6.14 for any fiscal
                  year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  700,000,000

                                    VIII-20

                                                                         ANNEX A


                                 March __, 1994



Bankers Trust Company, as Agent
333 South Grand Avenue
41st Floor
Los Angeles, California  90071

Attention:  James B. Miles, Vice President

                  Re:     Safeway Credit Agreement:  Consent to Extension


To whom it may concern:

                  The undersigned, being a "Bank" under that certain Second Amended and Restated Credit Agreement dated as of June 12, 1990, as amended to the date hereof (as so amended, the "Credit Agreement"), by and among Safeway Inc., a Delaware corporation, the banks named on the signature pages thereof, Bankers Trust Company, as Lead Manager and Agent for Banks ("Agent"), the Managers named on the signature pages thereof, the Co-Managers named on the signature pages thereof, hereby notifies the Agent, pursuant to subsection 2.12 of the Credit Agreement, of the undersigned Bank's consent to a one year extension of "First Commitment Reduction Date," the "Second Commitment Reduction Date" and the "Commitment Termination Date," as such terms are defined in the Credit Agreement.

                                               Very truly yours,

                                               ____________________________
                                               NAME OF BANK



                                               By__________________________
                                               Title_______________________